Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of PGIM Private Credit Fund (the “Company”) for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Christian J. Kelly, as Chief Financial Officer of the Fund, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: March 25, 2024

/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer